Exhibit 10.22

GUARANTEE AND INDEMNITY AGREEMENT

THIS GUARANTEE AND INDEMNITY AGREEMENT made the 26th day of February, 2008.

BETWEEN:

POSCO CANADA LTD., a company duly incorporated in British Columbia, Canada, and having an office at Suite 2350 — 650 West Georgia Street, Vancouver, British Columbia, Canada

(“POSCAN”)

AND:

GENERAL MOLY, INC., a Delaware corporation and successor-by-merger to Idaho General Mines, Inc., and NEVADA MOLY, LLC, a Delaware limited liability company

(collectively, the “GMO Parties”)

WHEREAS:

A. POSCAN is the parent corporation of Pos-Minerals Corporation (“POS-Minerals”);

B. In accordance with Section 2.3(a) of the Contribution Agreement dated as of February 26, 2008 (the “Contribution Agreement”), POS-Minerals desires to make the POS-Minerals Initial Contribution (as defined in the Contribution Agreement) to Eureka Moly, LLC (the “Company”); and

C. POSCAN is required to enter into this Agreement in favour of the GMO Parties pursuant to the terms of the Contribution Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of TEN ($10) DOLLARS (as defined in the Contribution Agreement) and other good and valuable consideration now paid by the GMO Parties to POSCAN (the receipt and sufficiency of which is hereby acknowledged) and of the other premises and covenants and agreements hereinafter contained, POSCAN hereby covenants and agrees with the GMO Parties as follows:

1. Guarantee

POSCAN hereby unconditionally guarantees the payment of, and the performance of the obligations of POS-Minerals to contribute to the Company, the POS-Minerals Initial Contribution in accordance with Section 2.3(a) of the Contribution Agreement (the “Obligations”).

2. Covenant and Indemnity

POSCAN shall perform the Obligations upon written demand given by the GMO Parties to POSCAN upon a failure by POS-Minerals to perform any of the Obligations.

3. Indemnity Absolute

The liability of POSCAN hereunder shall be absolute and unconditional irrespective of, and shall not be released, discharged, limited, or otherwise affected by anything done, suffered, or permitted by the GMO

Parties in connection with the Obligations except to the extent such thing done, suffered, or permitted excuses of POS-Mineral’s performance of the Obligations and then only to the extent POS-Mineral’s performance is excused. Without limiting the generality of the foregoing, the obligations and liabilities of POSCAN hereunder shall be absolute and unconditional and shall not be released, discharged, limited or otherwise affected by:

(a)	any amendment or waiver of or any consent to or departure from, any agreement between POS-Minerals and the GMO Parties relating to the Obligations;

(b)	POS-Minerals becoming insolvent or bankrupt or subject to the provisions of any insolvency legislation; or

(c)
any other circumstances which might otherwise constitute a legal or equitable defence available to POS-Minerals, or complete or partial discharge of POS-Minerals, in respect of the Obligations or of POSCAN in respect of its guarantee hereunder.

4. Governing Law

This Guarantee shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. POSCAN and the CMG Parties hereby irrevocably attorn and submit to the jurisdiction of the courts of the Province of British Columbia, Canada. Any controversy, claim, or dispute between POSCAN and the GMO Parties arising out of, relating to, or in connection with this Guarantee shall be exclusively and finally settled pursuant to and in accordance with Article XV of the LLC Agreement (as defined in the Contribution Agreement), mutatis mutandis.

5. Notice

Any notice, demand, direction or other communication required or permitted to be given under this Guarantee shall be effectually made or given if delivered by prepaid registered mail or by facsimile transmission to the address of each party set out below:

(a)	If to POSCAN, to it at:

POSCO CANADA LTD.
P.O. Box 11617
Suite 2350 - 650 W. Georgia Street
Vancouver, BC, Canada
V6B 4N9

Attention: Myoung Kyun Kim
Telecopier: 1-(604) 669-5805

with a copy to:

Holland & Hart
555 17th Street, Suite 3200
Denver, Colorado 80202
United States of America

Attention: Robert A. Bassett
Telecopier. 1-(303) 290-1606

(b)	If to the GMO Parties, to them at:

General Moly, Inc.
1726 Cole Blvd., Suite 115
Lakewood, CO 80401
United States of America

Attention: Chief Executive Officer
Telecopier. +1 (303)-928-8598

with a copy to:

Holme Roberts & Owen LLP
1700 Lincoln Street, Suite 4100
Denver, Colorado 80203
United States of America

Attention: Frank Erisman, Esq.
Telecopier: +1 (303) 866 0200

or to such other address or facsimile number as either parry may designate in the manner set out above. Any notice, demand, direction or other communication shall be deemed to have been given and received on the day of prepaid private courier delivery or facsimile transmission.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the day and year first above written.

POSCO CANADA LTD.

Per: /s/ Myoung Kyun Kim
Authorized Signatory

GENERAL MOLY, INC.

Per: /s/ Bruce D. Hansen
Authorized Signatory

NEVADA MOLY, LLC

Per: /s/ Bruce D. Hansen
Authorized Signatory